Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Financial Statements:
Balance Sheet	F-3
Notes to Balance Sheet	F-4 – F-12

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders
of Arowana Inc.

We have audited the accompanying balance sheet of Arowana Inc. (the “Company”) as of May 6, 2015. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Arowana Inc., as of May 6, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

May 12, 2015

F-2

Arowana Inc.

Balance Sheet
As of May 6, 2015

Assets

Cash and cash equivalents	$684,291
Prepaid expenses	26,300
Total current assets	710,591

Cash and cash equivalents held in trust	73,440,000
Total Assets	$74,150,591

Liabilities and Shareholders' Equity

Current Liabilities:
Offering costs payable	$43,060
Advances from related party	130,803
Note payable - related party	171,306
Total Current Liabilities	345,169

Commitments and contingencies

Ordinary shares, subject to possible conversion (6,745,629 shares at conversion value)	68,805,416

Shareholders' Equity:
Preferred shares, $0.0001 par value; 1,000,000 authorized
none issued and outstanding	-
Ordinary shares, $0.0001 par value; 100,000,000 shares authorized;
2,979,371 shares issued and outstanding (excluding 6,745,629 shares subject to possible conversion)	297
Additional paid in capital	5,041,424
Accumulated deficit	(41,715)
Total Shareholders' Equity	5,000,006

Total Liabilities and Shareholders' Equity	$74,150,591

See accompanying notes to Balance Sheet.

F-3

Arowana Inc.

Notes to the Balance Sheet

Note 1 — Organization and Plan of Business Operations

Arowana Inc. (the “Company”) was incorporated in the Cayman Islands on October 1, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region of the world although the Company initially intends to focus on target businesses located in the Asia Pacific region (with a particular emphasis on South East Asia and Australia) operating in the energy (including solar and alternative energy) industry or target businesses in such industry operating outside of those geographic locations which the Company believes would benefit from expanding their operations to such locations.

At May 6, 2015, the Company had not yet commenced any operations. All activity through May 6, 2015 relates to the Company’s formation and the public offering described below. The Company has selected the last day of February in each year as its fiscal year-end.

The registration statement for the Company’s initial public offering was declared effective on April 30, 2015. The Company consummated a public offering of 7,200,000 units (“Units”) on May 6, 2015 (the “Offering”), generating gross proceeds of $72,000,000 and net proceeds of $69,545,186 after deducting $2,454,814 of transaction costs. In addition, the Company generated proceeds of $4,550,000 from the private placement of 455,000 units (the “Private Placement”) to certain initial shareholders of the Company and EarlyBirdCapital, Inc., the representative of the underwriters in the Offering (“EarlyBird”), which is described in Note 7. The units sold pursuant to the Offering and the Private Placement were sold at an offering price of $10.00 per Unit.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Offering and the Private Placement on May 6, 2015, an amount of $73,440,000 (or $10.20 per share sold to the public in the Offering included in the Units (“Public Shares”)) from the sale of the Units and Private Units is being held in a trust account (“Trust Account”) and may be invested in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $73,440,000 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

F-4

Note 1 — Organization and Plan of Business Operations (Continued)

The Company will either seek shareholder approval of any Business Combination at a meeting called for such purpose at which public shareholders may seek to convert their public shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid or provide shareholders with the opportunity to sell their public shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. The holders of founders’ shares as well as shares purchased in the Private Placement (“Initial Shareholders”) have agreed not to convert any shares sold in the Offering held by them into their pro rata share of the aggregate amount then on deposit in the Trust Account. The Company will proceed with a Business Combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination and, solely if shareholder approval is sought, a majority of the outstanding ordinary shares of the Company voted, are voted in favor of the Business Combination. Notwithstanding the foregoing, a public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 20% or more of the ordinary shares sold in the Offering. Accordingly, all shares purchased by a holder in excess of 20% of the shares sold in the Offering will not be converted to cash.

In connection with any shareholder vote required to approve any Business Combination, the Initial Shareholders have agreed (i) to vote any of their respective shares, including the 2,070,000 ordinary shares sold to the Initial Shareholders in connection with the organization of the Company (the “Initial Shares”), 455,000 ordinary shares included in the Private Units sold in the Private Placement, and any ordinary shares which were initially issued in connection with the Offering, whether acquired in or after the effective date of the Offering, in favor of the initial Business Combination and (ii) not to convert such respective shares into a pro rata portion of the Trust Account or seek to sell their shares in connection with any tender offer the Company engages in.

Pursuant to the Company’s Memorandum and Articles of Association, if the Company is unable to complete its initial Business Combination within 18 months from the closing of the Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not released to the Company to pay any of its taxes. Holders of Rights (see Note 3) and Warrants (see Note 3) will receive no proceeds in connection with the liquidation. The Initial Shareholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the ordinary shares included in the Private Units.

There can be released to the Company, from time to time, (i) any interest earned on the funds in the trust account that the Company may need to pay any tax obligations and (ii) any remaining interest earned on the funds in the trust account that the Company needs for its working capital requirements. Any remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and our entry into liquidation upon failure to effect a business combination within the allotted time.

If the Company is unable to complete its initial Business Combination and expends all of the net proceeds of the Offering not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for ordinary shares will be $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s shareholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s ordinary shareholders. Therefore, the actual per-share redemption price may be less than $10.20.

Kevin Chin has contractually agreed pursuant to a written agreement with the Company that, if the Company liquidates the trust account prior to the consummation of a business combination, he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. Accordingly, if a claim brought by a target business or vendor did not exceed the amount of funds available to the Company outside of the trust account or available to be released to the Company from interest earned on the trust account balance, Mr. Chin would not have any obligation to indemnify such claims as they would be paid from such available funds. However, if a claim exceeded such amounts, the only exceptions to Mr. Chin’s obligations to pay such claim would be if the party executed an agreement waiving any right, title, interest or claim of any kind they have in or to any monies held in the trust account. The Company cannot assure you that Mr. Chin will be able to satisfy these obligations if he is required to do so. Therefore, the Company cannot assure the shareholders that the per-share distribution from the trust account, if the Company liquidates the trust account because the Company has not completed a business combination within the required time period, will not be less than $10.20.

F-5

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Cash and cash equivalents held in Trust Account

At May 6, 2015, the assets in the Trust Account were held in cash.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Ordinary shares subject to possible conversion

The Company accounts for its ordinary shares subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”.   Ordinary shares subject to mandatory conversion are classified as a liability instrument and is measured at fair value. Conditionally convertible ordinary shares (including common shares that feature conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at May 6, 2015, the ordinary shares subject to possible conversion are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

F-6

Note 2 — Significant Accounting Policies (Continued)

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carryovers. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. The income tax provision was deemed to be immaterial as of May 6, 2015.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company determined that the Cayman Islands and Australia are its only major tax jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements as of May 6, 2015. Since the Company was incorporated on October 1, 2014, the evaluation was performed for the upcoming 2014 tax year. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from October 1, 2014 (inception) through May 6, 2015. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20, the related parties include: (a.) affiliates of the Company (“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); (b.) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; (c.) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d.) principal owners of the Company; (e.) management of the Company; (f.) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g.) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: (a.) the nature of the relationship(s) involved; (b.) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; (c.) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and (d.) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

F-7

Note 2 — Significant Accounting Policies (Continued)

Subsequent Events

The Company’s management reviewed all material events that have occurred after the balance sheet date through May 12, 2015, the date which these financial statements were issued.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Initial Public Offering

On May 6, 2015, the Company sold 7,200,000 Units at a price of $10.00 per unit in the Offering Each Unit consists of one ordinary share in the Company, one right (“Right”) and one redeemable warrant (“Warrant”). Each Right will entitle the holder to receive one-tenth (1/10) of an ordinary share on the consummation of an initial Business Combination. The Company will not issue fractional shares. Each Warrant entitles the holder to purchase one-half of one ordinary share at a price of $12.50 per full ordinary share commencing on the later of the Company’s completion of its initial Business Combination or 12 months from the effective date of the registration statement relating to the Offering, and expiring five years from the completion of the Company’s initial Business Combination. The Company will not issue fractional shares. As a result, investors must exercise Warrants in multiples of two Warrants, at a price of $12.50 per full share, subject to adjustment, to validly exercise the Warrants. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares is at least $17.50 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given, provided there is a current registration statement in effect with respect to the ordinary shares underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. If the Company redeems the Warrants as described above, management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. If a registration statement is not effective within 90 days following the consummation of a Business Combination, Warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act of 1933, as amended. In the event that a registration statement is not effective at the time of exercise or no exemption is available for a cashless exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Additionally, in no event will the Company be required to net cash settle the Rights. If an initial Business Combination is not consummated, the Rights and Warrants will expire and will be worthless.

F-8

Note 4 — Private Units

Simultaneously with the Offering, certain of the Initial Shareholders of the Company purchased an aggregate of 455,000 Private Units at $10.00 per Private Unit (for an aggregate purchase price of $4,550,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units are identical to the units sold in the offering except the warrants included in the private units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, because the warrants underlying the private units were issued in a private transaction, the holders and their transferees will be allowed to exercise such warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. Furthermore, the purchasers have agreed (A) to vote their private shares in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the amended and restated memorandum and articles of association with respect to the pre-business combination activities prior to the consummation of such a business combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares into the right to receive cash from the trust account in connection with any such vote, (C) not to convert any private shares into the right to receive cash from the trust account in connection with a shareholder vote to approve our proposed initial business combination (or sell any private shares they hold to the Company in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of the amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity and (D) that the private shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the insider shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the insider shares must agree to, each as described above) until the completion of the Company’s initial business combination.

Note 5 — Related Party Transactions

Advances from Related Party

During the period ended May 6, 2015, an affiliate of the Company’s executive officers advanced funds to the Company to pay administrative expenses and offering costs incurred. These advances are due on demand and are non-interest bearing. As of May 6, 2015, the amount due to the related party was $130,803 and is presented as Advances from related party on the balance sheet.

Note Payable to Related Party

The Company issued a $171,306 principal amount unsecured promissory note to an affiliate of the Company’s executive officers. The note is non-interest bearing and payable on October 21, 2015. Due to the short-term nature of the note, the fair value of the note approximates the carrying amount. The outstanding balance due to the related party at May 6, 2015 was $171,306.

Note 6 — Commitments

Underwriting Agreement

The Company entered into an agreement with the underwriters of the Offering (“Underwriting Agreement”). The Underwriting Agreement required the Company to pay an underwriting discount of 3.00% of the gross proceeds of the Offering as an underwriting discount. The Company has further engaged EarlyBird to assist the Company with its initial Business Combination. Pursuant to this arrangement, the Company anticipates that EarlyBird will assist the Company in holding meetings with shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the EarlyBird a cash fee of 4% of the gross proceeds of the Offering for such services upon the consummation of its initial Business Combination (exclusive of any applicable finders’ fees which might become payable).

Registration Rights

The Initial Shareholders and the purchasers of the Private Units will be entitled to registration rights with respect to their initial shares, the Private Units (and underlying securities) and any additional units (and underlying securities) issued upon conversion of working capital loans made by such parties to the Company (“Working Capital Units”). The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) or Working Capital Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

F-9

Note 6 — Commitments (Continued)

Purchase Option

The Company sold to the Representative, for $100, a unit purchase option to purchase up to a total of 720,000 units exercisable at $10.00 per unit (or an aggregate exercise price of $7,200,000) commencing on the later of the consummation of a Business Combination and one year from May 1, 2015. The unit purchase option expires five years from May 1, 2015. The units issuable upon exercise of this option are identical to the Units offered in the Offering. Accordingly, after the Business Combination, the purchase option will be to purchase 792,000 ordinary shares (which include 72,000 ordinary shares to be issued for the rights included in the units) and 720,000 Warrants to purchase 360,000 ordinary shares, for $7,200,000. The Company has agreed to grant to the holders of the unit purchase option, demand and “piggy back” registration rights for periods of five and seven years, respectively, from the effective date of this Offering, including securities directly and indirectly issuable upon exercise of the unit purchase option.

The Company accounts for the fair value of the unit purchase option, inclusive of the receipt of a $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $4,872,306 (or $6.77 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the Representative was estimated as of the date of grant using the following assumptions: (1) expected volatility of 86%, (2) risk-free interest rate of 1.58% and (3) expected life of five years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described in Note 3), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

Administrative Service Fee

The Company, commencing on the effective date of the registration statement relating to the Offering, has agreed to pay, an affiliate of the Company’s executive officers, a monthly fee of $10,000 for general and administrative services. This arrangement will terminate upon completion of a Business Combination or the Company's liquidation.

Amended and Restated Memorandum and Articles of Association

The Company’s Memorandum and Articles of Association were amended in connection with the Offering to prohibit the Company, prior to a Business Combination, from issuing (i) any ordinary shares or any securities convertible into ordinary shares or (ii) any other securities (including preferred shares) which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the ordinary shares on a Business Combination.

F-10

Note 7 — Shareholder’s Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of May 6, 2015, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share.

In October 2014, 1,725,000 ordinary shares were sold to the Initial Shareholders at a price of approximately $0.01 per share for an aggregate of $25,000. On February 22, 2015, the Company issued an aggregate of 345,000 ordinary shares to the Initial Shareholders by way of capitalization under Cayman Islands law, resulting in the Initial Shareholders owning an aggregate of 2,070,000 ordinary shares. This number includes an aggregate of up to 270,000 shares that were subject to compulsory repurchase by the Company if the over-allotment option was not exercised by the underwriters. All of these shares will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the shares, the earlier of one year after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of an initial Business Combination, or earlier, in either case, if, subsequent to an initial Business Combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their shares for cash, securities or other property.

As of May 6, 2015, 9,725,000 shares of ordinary shares were issued and outstanding.

Note 8 — Subsequent Events

On May 8, 2015, the Company consummated the closing of the full over-allotment option to purchase an additional 1,080,000 Units. The Units sold pursuant to the over-allotment option were sold at an offering price of $10.00 per Unit, generating gross proceeds of $10,800,000 and net proceeds of $10,476,000. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, the Company’s initial shareholders prior to the Offering and their affiliates purchased an additional 54,000 Private Placement Units at $10.00 per Private Placement Unit generating gross proceeds of $540,000. Of the gross proceeds of the Units sold pursuant to the over-allotment option and the additional Private Placement Units, $11,016,000 was placed in trust, for a total of $84,456,000 placed in trust, or $10.20 per share sold in the Offering (including upon exercise of the over-allotment option).

F-11